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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) June 6, 2006
                                                           ------------

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-31014                 52-2181356
         --------                     --------                ----------
(State or other Jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 ---------------
      (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
           ------------------------------------------

         On June 6, 2006, the stockholders of HealthExtras, Inc. (the "Company") approved the HealthExtras, Inc. 2006 Stock Incentive Plan (the "2006 Plan"). The maximum number of shares of common stock that may be issued pursuant to awards granted under the 2006 Plan is 1,500,000, subject to reduction depending on the type of awards granted. Employees, directors and independent contractors of the Company or its affiliates are eligible to participate in the 2006 Plan. The terms of the 2006 Plan were previously disclosed in, and a copy of the 2006 Plan was contained as an appendix to, the Company's definitive proxy statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 1, 2006.

         In addition, on June 6, 2006, the Board granted, effective the day after the Company files a Form S-8 registration statement under the Securities Act of 1933 relating to the shares of its common stock covered by the 2006 Plan, 2,000 shares of restricted stock pursuant to the 2006 Plan to each of the following Directors of the Company: Edward S. Civera, Chairman of the Board, William E. Brock, Steven B. Epstein, Michael R. McDonnell, Dale B. Wolf, and Kenneth A. Samet. These Directors are not employees of the Company, do not have a beneficial ownership interest in 10% or more of the Company's common stock (a "10% Stockholder") and are not officers or employees of a 10% Stockholder (the "Qualifying Directors"). These shares vest in two equal installments, with the first installment vesting one year after the effective date and the second installment vesting on May 31, 2008.

         For future years, the Board determined that, unless revised by the Board, Qualifying Directors are each to be granted restricted stock awards for 2,000 shares of common stock on June 1, 2007 and each subsequent June 1. One-half of the shares covered by these awards would vest on the following May 31, and the other one-half would vest on the May 31 two years after the grant date.

         Vesting of restricted stock awards would be accelerated in the event of the death or retirement of a Director or the Director ceases to serve as a Director following a change in control of the Company as defined in the 2006 Plan.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 12, 2006                    By: /s/ Michael P. Donovan
                                            --------------------------
                                            Michael P. Donovan
                                            Chief Financial Officer







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